UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           Date of Report: May 6, 2005


                        (Date of earliest event reported)

                          ----------------------------

                      CENTURY PACIFIC FINANCIAL CORPORATION
               (Exact name of registrant as specified in charter)


                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)


          0-16075                                    86-0449546
   (Commission File Number)               (IRS Employer Identification No.)

                       936A Beachland Boulevard, Suite 13
                              Vero Beach, FL 32963
              (Address of Principal Executive Offices and zip code)

                                 (772) 231-7544
              (Registrant's telephone number, including area code)


                                       n/a

          (Former Name or Former Address, if Changed Since Last Report)

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

      Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. Actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, Century Pacific Financial Corporation (the "Company") undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 8.01  Other Events

      Effective May 6, 2005, Century Pacific Financial Corporation, a Delaware corporation ("Company") terminated its Letter of Intent with Town House Land Limited, a private limited liability company organized under the laws of the Hong Kong Special Administrative Region in The People's Republic of China ("Town House"). Pursuant to the Letter of Intent the Company was to acquire Town House in exchange for the issuance of 92% of the Company's common stock to the stockholders of Town House. The completion of the acquisition had been subject to the negotiation and execution of a definitive acquisition agreement, the delivery of U.S. GAAP financial statements by Town House, and the completion of certain financing by Town House.

      Reference is hereby made to the Current Report on Form 8-K dated March 30, 2005 filed by the Company on April 4, 2005 announcing the execution of the Letter of Intent, which is hereby incorporated by reference.

      The Company is a public "shell" company with nominal assets, whose sole business will be to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction be negotiated and completed pursuant to which the Company would acquire a target company with an operating business, with the intent of continuing the acquired company's business as a publicly held entity.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Century Pacific Financial Corporation
                                   (Registrant)


Date: May 9, 2005                  By: /s/ Kevin R. Keating
                                       ----------------------------------
                                       Kevin R. Keating, President and Secretary